UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2012

Oxford Industries, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-04365	58-0831862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Piedmont Avenue, N.E., Atlanta, GA	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 659-2424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 29, 2012, Tommy Bahama, an operating group of Oxford Industries, Inc., issued a press release announcing, among other things, plans for international expansion to drive long-term growth and the impact of certain initiatives on its operating margins for fiscal 2012. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
99.1	Tommy Bahama Press Release, dated February 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD INDUSTRIES, INC.

February 29, 2012	/s/ Thomas E. Campbell
	Name:	Thomas E. Campbell
	Title:	Senior Vice President